UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 23, 2003

                            MILESTONE SCIENTIFIC INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                              13-3545623
(State or other jurisdiction of         (Commission File        (IRS Employer
         incorporation)                       Number)        Identification No.)

    220 South Orange Avenue, Livingston Corporate Park, Livingston, NJ 07039
               (Address of Principal Executive Office) (Zip Code)
                  Registrant's telephone number (973) 535-2717


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          (Former name or former address, if changed since last report)

Item 5: Other Events and Required FD Disclosure

      (a) On July 21, 2003, the Registrant issued a press release announcing the results of its reconvened Annual Meeting of Stockholders. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

      (b) On July 22, 2003, the Registrant issued a press release announcing that the United States Patent Office has granted the Registrant a Notice of Allowance for broad patent protection on automated rate control technology, used in conjunction with the computer controlled local anesthetic delivery systems manufactured and distributed by the Registrant. A copy of the Registrant's press release is attached as Exhibit 99.2 to this Current Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Milestone Scientific Inc.


                                      by: /s/ Leonard Osser
                                          --------------------------------------
                                          Leonard Osser, Chief Executive Officer

Dated: July 23, 2003